Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

FOURTH QUARTER 2003

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business.

i	February 10, 2004

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

ii

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

This Quarterly Financial Supplement reflects the following, for all periods presented:

As a result of the expected sale of the Company’s Merastar personal lines property and casualty business, its results have been classified as discontinued operations. The results of this unit were formerly classified as “divested businesses.”

Results from certain branches of the Company’s European retail transaction-oriented stockbrokerage operations, formerly reported as discontinued operations, have been classified as “divested businesses” due to timing of the divestiture process.

Results of a small distribution organization, formerly included in adjusted operating income of the Individual Life and Annuities segment, have been classified as discontinued operations, as a result of the decision to sell this unit.

Certain individual life insurance measures have been redefined to provide more meaningful trends and facilitate analysis. Individual life insurance sales, formerly reported based on statutory first year premiums and deposits, now are reported based on scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis. Individual life insurance death benefits per $1,000 of in force are now reported on death benefits net of reinsurance recoveries and insurance in force net of face value reinsured.

Revenues, expenses, assets and liabilities as reported herein also reflect certain reclassifications to conform to current reporting practices.

iii

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2002	2003
2003	2002			4Q	1Q	2Q	3Q	4Q
			Financial Services Businesses:
			Pre-tax adjusted operating income by division:
788	545	45%	Insurance Division	137	163	236	183	206
289	282	2%	Investment Division	35	73	77	83	56
802	751	7%	International Insurance and Investments Division	176	178	217	223	184
93	160	-42%	Corporate and other operations	(1)	18	(1)	32	44

1,972	1,738	13%	Total pre-tax adjusted operating income	347	432	529	521	490
641	584	10%	Income taxes, applicable to adjusted operating income	99	140	172	170	159

1,331	1,154	15%	Financial Services Businesses after-tax adjusted operating income	248	292	357	351	331

			Items excluded from adjusted operating income:
(199)	(866)	77%	Realized investment losses, net, and related charges and adjustments	(283)	(113)	(11)	(46)	(29)
—	(20)	100%	Sales practices remedies and costs	(20)	—	—	—	—
(185)	(15)	-1133%	Divested businesses	(59)	(4)	(410)	(36)	265

(384)	(901)	57%	Total items excluded from adjusted operating income, before income taxes	(362)	(117)	(421)	(82)	236
(122)	(501)	76%	Income taxes, applicable to items excluded from adjusted operating income	(120)	(38)	(173)	24	65

(262)	(400)	35%	Total items excluded from adjusted operating income, after income taxes	(242)	(79)	(248)	(106)	171

1,069	754	42%	Income from continuing operations (after-tax) of Financial Services Businesses	6	213	109	245	502
(44)	(75)	41%	Income (loss) from discontinued operations, net of taxes	(77)	(16)	18	(25)	(21)

1,025	679	51%	Net income (loss) of Financial Services Businesses	(71)	197	127	220	481

			Earnings per share of Common Stock (diluted):
2.54	2.07		Financial Services Businesses after-tax adjusted operating income	0.46	0.56	0.66	0.68	0.64
			Items excluded from adjusted operating income:
(0.36)	(1.50)		Realized investment losses, net, and related charges and adjustments	(0.50)	(0.20)	(0.02)	(0.08)	(0.06)
—	(0.03)		Sales practices remedies and costs	(0.04)	—	—	—	—
(0.34)	(0.03)		Divested businesses	(0.10)	(0.01)	(0.74)	(0.07)	0.49

(0.70)	(1.56)		Total items excluded from adjusted operating income, before income taxes	(0.64)	(0.21)	(0.76)	(0.15)	0.43
(0.22)	(0.87)		Income taxes, applicable to items excluded from adjusted operating income	(0.21)	(0.07)	(0.31)	0.05	0.12

(0.48)	(0.69)		Total items excluded from adjusted operating income, after income taxes	(0.43)	(0.14)	(0.45)	(0.20)	0.31

2.06	1.38		Income from continuing operations (after-tax) of Financial Services Businesses	0.03	0.42	0.21	0.48	0.95
(0.08)	(0.13)		Income (loss) from discontinued operations, net of taxes	(0.13)	(0.03)	0.04	(0.04)	(0.03)

1.98	1.25		Net income (loss) of Financial Services Businesses	(0.10)	0.39	0.25	0.44	0.92

548.4	578.0		Weighted average number of outstanding Common shares (diluted basis)	565.0	556.5	549.4	545.9	541.9

7.57%	6.35%		Operating Return on Average Equity (based on adjusted operating income)	5.59%	6.74%	7.96%	8.06%	7.51%

			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
1,025	679		Net income (loss) of Financial Services Businesses (above)	(71)	197	127	220	481
239	(485)		Net income (loss) of Closed Block Business	(122)	(1)	69	77	94

1,264	194		Consolidated net income (loss)	(193)	196	196	297	575

60	43		Direct equity adjustments for earnings per share calculations	13	18	8	19	15

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2002	2003
2003	2002		4Q	1Q	2Q	3Q	4Q
		Financial Services Businesses Capitalization Data (1):
		Short-term debt	3,469	4,212	5,416	5,117	4,739
		Long-term debt (2)	3,007	2,582	2,663	4,330	3,860
		Equity Security Units (2)	690	690	690	—	—
		Attributed Equity:
		Including accumulated other comprehensive income	20,562	21,059	21,768	20,541	20,340
		Excluding unrealized gains and losses on investments	18,394	18,388	18,318	18,396	18,440
		Excluding accumulated other comprehensive income	18,621	18,596	18,523	18,564	18,563
		Total Capitalization:
		Including accumulated other comprehensive income	24,259	24,331	25,121	24,871	24,200
		Excluding unrealized gains and losses on investments	22,091	21,660	21,671	22,726	22,300
		Excluding accumulated other comprehensive income	22,318	21,868	21,876	22,894	22,423
		Book value per share of Common Stock:
		Including accumulated other comprehensive income	36.67	38.12	39.83	37.81	37.61
		Excluding unrealized gains and losses on investments	32.80	33.28	33.52	33.86	34.10
		Excluding accumulated other comprehensive income	33.20	33.66	33.89	34.17	34.33
		Number of diluted shares at end of period	560.8	552.5	546.5	543.3	540.8
		Common Stock Price Range (based on closing price):
42.19	35.75	High	32.10	33.93	34.50	38.06	42.19
27.56	25.50	Low	25.50	27.56	29.84	34.00	36.60
41.77	31.74	Close	31.74	29.25	33.65	37.36	41.77
		Common Stock market capitalization (1)	17,782	16,153	18,405	20,202	22,341

(1)	As of end of period.

(2)	For periods ended on or before June 30, 2003, Equity Security Units represent Guaranteed beneficial interest in Trust holding solely debentures of Parent, as reported in combined balance sheet. Effective for the third quarter of 2003, debt related to the Company’s Equity Security Units is included in Long-term debt.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

OPERATIONS HIGHLIGHTS

Year-to-date			2002	2003
2003	2002		4Q	1Q	2Q	3Q	4Q
		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by Investment Division:
		Investment Management Segment—Investment Management & Advisory Services
		Retail customers	79.9	78.9	82.5	82.1	81.2
		Institutional customers	85.2	84.2	89.2	89.7	94.8
		General account	122.9	123.6	127.1	130.3	127.8

		Total Investment Management and Advisory Services	288.0	286.7	298.8	302.1	303.8
		Non-proprietary wrap-fee and other assets under management	33.0	32.7	40.7	36.6	40.5

		Total managed by Investment Division	321.0	319.4	339.5	338.7	344.3
		Managed by International Insurance and Investments Division	47.9	47.6	50.0	50.7	53.9
		Managed by Insurance Division	8.8	8.5	32.9	31.4	33.9

		Total assets under management	377.7	375.5	422.4	420.8	432.1
		Client assets under administration (3)	177.9	174.4	186.5	30.7	32.6

		Total assets under management and administration	555.6	549.9	608.9	451.5	464.7

		Assets managed or administered for customers outside of the United States at end of period (3)	83.6	83.4	89.6	81.0	84.9
		Distribution Representatives (1):
		Prudential Agents	4,389	4,327	4,290	4,281	4,320
		International Life Planners	4,505	4,552	4,689	4,875	4,989
		Gibraltar Life Advisors	5,155	4,993	4,877	4,848	4,826
40	40	Prudential Agent productivity ($ thousands)	43	34	39	38	44
		Third Party Distribution - Retail Products ($ millions) (4):
111	82	Individual life insurance (5)	26	23	22	17	49
20	120	Corporate-owned life insurance sales	16	4	13	3	—
3,048	132	Individual annuities (6)	48	58	699	1,125	1,166
6,060	3,652	Mutual funds and wrap-fee products (6)	1,207	616	783	2,517	2,144

(1)	As of end of period.

(2)	At fair market value.

(3)	Assets under administration and Assets managed or administered for customers outside of the United States at the end of the period at June 30, 2003 include approximately $155 billion and $8 billion respectively, associated with businesses that were combined into Wachovia Securities, LLC on July 1, 2003. As a result, Prudential Financial, Inc. no longer reports these assets as a component of its assets under management and administration.

(4)	Represents scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis for Individual Life Insurance, including corporate-owned life insurance, and gross sales for Individual Annuities, Mutual Funds and Wrap-fee products.

(5)	Excludes corporate-owned life insurance sales.

(6)	Includes, effective July 1, 2003, production through Financial Advisors formerly associated with Prudential Securities, who became associated with Wachovia Securities, LLC as a result of the combination of Prudential's retail securities brokerage operation with Wachovia Securities, LLC as of that date.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2002	2003
2003	2002			4Q	1Q	2Q	3Q	4Q
			Revenues (1):
7,918	7,334	8%	Premiums	1,961	1,973	1,953	1,950	2,042
2,001	1,780	12%	Policy charges and fee income	437	458	481	509	553
4,943	5,056	-2%	Net investment income	1,258	1,252	1,250	1,215	1,226
3,362	4,049	-17%	Commissions, investment management fees, and other income	968	894	1,059	695	714

18,224	18,219	—	Total revenues	4,624	4,577	4,743	4,369	4,535

			Benefits and Expenses (1):
8,284	7,793	6%	Insurance and annuity benefits	2,130	2,107	1,983	2,023	2,171
1,691	1,707	-1%	Interest credited to policyholders’ account balances	444	418	421	424	428
200	195	3%	Interest expense	45	42	42	59	57
(1,270)	(1,064)	-19%	Deferral of acquisition costs	(284)	(285)	(320)	(312)	(353)
533	739	-28%	Amortization of acquisition costs	158	160	142	150	81
6,814	7,111	-4%	General and administrative expenses	1,784	1,703	1,946	1,504	1,661

16,252	16,481	-1%	Total benefits and expenses	4,277	4,145	4,214	3,848	4,045

1,972	1,738	13%	Adjusted operating income before income taxes	347	432	529	521	490

			Items excluded from adjusted operating income before income taxes:
(156)	(872)	82%	Realized investment gains (losses), net, and related adjustments	(289)	(114)	9	(40)	(11)
(43)	6	-816%	Related charges	6	1	(20)	(6)	(18)

(199)	(866)	77%	Total realized investment losses, net, and related charges and adjustments	(283)	(113)	(11)	(46)	(29)

—	(20)	100%	Sales practices remedies and costs	(20)	—	—	—	—
(185)	(15)	-1133%	Divested businesses	(59)	(4)	(410)	(36)	265

(384)	(901)	57%	Total items excluded from adjusted operating income before income taxes	(362)	(117)	(421)	(82)	236

1,588	837	90%	Income (loss) from continuing operations before income taxes	(15)	315	108	439	726
519	83	525%	Income tax expense (benefit)	(21)	102	(1)	194	224

1,069	754	42%	Income from continuing operations, after-tax	6	213	109	245	502

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, life insurance sales practices remedies and costs, and benefits and expenses of divested businesses and discontinued operations.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	12/31/2002	3/31/2003	6/30/2003	9/30/2003	12/31/2003
Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $74,665; $76,766; $77,995; $79,964; $79,900)	79,230	82,311	85,283	84,725	84,353
Fixed maturities, held to maturity, at amortized cost (fair value $2,673; $2,859; $2,867; $2,954; $3,084)	2,612	2,772	2,793	2,954	3,068
Trading account assets, at fair value	3,449	3,359	3,831	3,852	3,302
Equity securities, available for sale, at fair value (cost $1,313; $1,101; $991; $950; $1,045)	1,286	1,038	1,044	1,106	1,119
Commercial loans	12,414	12,407	12,210	12,261	12,463
Policy loans	3,146	2,923	2,992	2,732	2,609
Securities purchased under agreements to resell	4,844	5,990	5,424	1,276	1,464
Cash collateral for borrowed securities	4,660	4,429	5,089	—	—
Other long-term investments	4,333	4,476	4,546	4,796	4,568
Short-term investments	3,158	1,671	2,311	3,758	4,052

Total investments	119,132	121,376	125,523	117,460	116,998
Cash and cash equivalents	7,470	7,339	6,743	6,252	5,791
Accrued investment income	1,021	1,095	1,095	1,139	1,046
Broker-dealer related receivables	5,631	5,126	6,425	908	1,098
Deferred policy acquisition costs	5,875	5,926	5,997	6,348	6,605
Other assets	13,486	14,560	16,735	14,558	14,320
Separate account assets	70,555	70,710	99,116	101,841	106,680

Total assets	223,170	226,132	261,634	248,506	252,538

Liabilities:
Future policy benefits	42,213	43,243	43,792	44,608	46,003
Policyholders’ account balances	40,799	41,487	42,345	42,766	44,168
Unpaid claims and claim adjustment expenses	3,428	3,513	3,494	3,201	1,687
Securities sold under agreements to repurchase	10,250	10,907	9,835	5,454	5,196
Cash collateral for loaned securities	7,517	7,300	7,289	3,563	3,571
Income taxes payable	1,910	2,259	2,352	2,019	2,234
Broker-dealer related payables	4,838	4,915	6,099	1,951	2,364
Securities sold but not yet purchased	1,996	2,076	2,220	1,620	1,598
Short-term debt	3,469	4,212	5,416	5,117	4,739
Long-term debt (1)	3,007	2,582	2,663	4,330	3,860
Other liabilities	11,936	11,179	14,555	11,495	10,098
Separate account liabilities	70,555	70,710	99,116	101,841	106,680

Total liabilities	201,918	204,383	239,176	227,965	232,198

Guaranteed beneficial interest in Trust holding solely debentures of Parent (1)	690	690	690	—	—
Attributed Equity:
Accumulated other comprehensive income	1,941	2,463	3,245	1,977	1,777
Other attributed equity	18,621	18,596	18,523	18,564	18,563

Total attributed equity	20,562	21,059	21,768	20,541	20,340

Total liabilities and attributed equity	223,170	226,132	261,634	248,506	252,538

(1)	Effective September 30, 2003, Long-term debt includes the debt related to the Company’s Equity Security Units which was previously included in Guaranteed beneficial interest in Trust holding solely debentures of Parent.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended December 31, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	2,042	797	6	1,236	3
Policy charges and fee income	553	479	18	60	(4)
Net investment income	1,226	371	526	189	140
Commissions, investment management fees, and other income	714	145	494	64	11

Total revenues	4,535	1,792	1,044	1,549	150

Benefits and Expenses (1):
Insurance and annuity benefits	2,171	1,033	190	949	(1)
Interest credited to policyholders’ account balances	428	160	238	30	—
Interest expense	57	(1)	8	1	49
Deferral of acquisition costs	(353)	(173)	(8)	(186)	14
Amortization of acquisition costs	81	11	15	70	(15)
General and administrative expenses	1,661	556	545	501	59

Total benefits and expenses	4,045	1,586	988	1,365	106

Adjusted operating income before income taxes	490	206	56	184	44

	Quarter Ended December 31, 2002
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	1,961	869	38	1,054	—
Policy charges and fee income	437	377	18	52	(10)
Net investment income	1,258	367	568	185	138
Commissions, investment management fees, and other income	968	51	863	79	(25)

Total revenues	4,624	1,664	1,487	1,370	103

Benefits and Expenses (1):
Insurance and annuity benefits	2,130	989	232	866	43
Interest credited to policyholders’ account balances	444	170	250	24	—
Interest expense	45	2	7	1	35
Deferral of acquisition costs	(284)	(116)	(8)	(170)	10
Amortization of acquisition costs	158	94	23	60	(19)
General and administrative expenses	1,784	388	948	413	35

Total benefits and expenses	4,277	1,527	1,452	1,194	104

Adjusted operating income before income taxes	347	137	35	176	(1)

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, life insurance sales practices remedies and costs, and benefits and expenses of divested businesses and discontinued operations.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Twelve Months Ended December 31, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	7,918	3,222	29	4,676	(9)
Policy charges and fee income	2,001	1,717	72	226	(14)
Net investment income	4,943	1,446	2,151	799	547
Commissions, investment management fees, and other income	3,362	387	2,695	310	(30)

Total revenues	18,224	6,772	4,947	6,011	494

Benefits and Expenses (1):
Insurance and annuity benefits	8,284	3,798	791	3,614	81
Interest credited to policyholders’ account balances	1,691	636	946	109	—
Interest expense	200	—	33	3	164
Deferral of acquisition costs	(1,270)	(595)	(29)	(695)	49
Amortization of acquisition costs	533	245	66	284	(62)
General and administrative expenses	6,814	1,900	2,851	1,894	169

Total benefits and expenses	16,252	5,984	4,658	5,209	401

Adjusted operating income before income taxes	1,972	788	289	802	93

	Twelve Months Ended December 31, 2002
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	7,334	3,123	77	4,137	(3)
Policy charges and fee income	1,780	1,524	71	204	(19)
Net investment income	5,056	1,419	2,298	719	620
Commissions, investment management fees, and other income	4,049	216	3,675	338	(180)

Total revenues	18,219	6,282	6,121	5,398	418

Benefits and Expenses (1):
Insurance and annuity benefits	7,793	3,534	880	3,278	101
Interest credited to policyholders’ account balances	1,707	633	978	96	—
Interest expense	195	3	30	1	161
Deferral of acquisition costs	(1,064)	(452)	(44)	(630)	62
Amortization of acquisition costs	739	498	92	234	(85)
General and administrative expenses	7,111	1,521	3,903	1,668	19

Total benefits and expenses	16,481	5,737	5,839	4,647	258

Adjusted operating income before income taxes	1,738	545	282	751	160

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, life insurance sales practices remedies and costs, and benefits and expenses of divested businesses and discontinued operations.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of December 31, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	116,998	27,048	38,002	41,015	10,933
Broker-dealer related receivables	1,098	—	32	945	121
Deferred policy acquisition costs	6,605	3,918	23	2,769	(105)
Other assets	21,157	3,211	8,121	5,102	4,723
Separate account assets	106,680	64,034	43,019	649	(1,022)

Total assets	252,538	98,211	89,197	50,480	14,650

Liabilities:
Future policy benefits	46,003	5,008	12,937	27,613	445
Policyholders’ account balances	44,168	15,863	17,632	10,673	—
Debt (1)	8,599	437	2,645	528	4,989
Other liabilities	26,748	6,539	8,599	7,409	4,201
Separate account liabilities	106,680	64,034	43,019	649	(1,022)

Total liabilities	232,198	91,881	84,832	46,872	8,613

Guaranteed beneficial interest in Trust holding solely debentures of Parent (1)	—	—	—	—	—

Attributed Equity:
Accumulated other comprehensive income	1,777	632	587	415	143
Other attributed equity	18,563	5,698	3,778	3,193	5,894

Total attributed equity	20,340	6,330	4,365	3,608	6,037

Total liabilities and attributed equity	252,538	98,211	89,197	50,480	14,650

	As of December 31, 2002
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	119,132	25,098	43,919	36,358	13,757
Broker-dealer related receivables	5,631	—	4,516	399	716
Deferred policy acquisition costs	5,875	3,640	28	2,158	49
Other assets	21,977	2,988	7,863	4,141	6,985
Separate account assets	70,555	31,175	39,715	499	(834)

Total assets	223,170	62,901	96,041	43,555	20,673

Liabilities:
Future policy benefits	42,213	4,634	12,835	23,624	1,120
Policyholders’ account balances	40,799	14,947	16,252	9,598	2
Debt (1)	6,476	—	3,222	849	2,405
Other liabilities	41,875	6,656	20,302	5,479	9,438
Separate account liabilities	70,555	31,175	39,715	499	(834)

Total liabilities	201,918	57,412	92,326	40,049	12,131

Guaranteed beneficial interest in Trust holding solely debentures of Parent (1)	690	—	—	—	690

Attributed Equity:
Accumulated other comprehensive income	1,941	885	587	480	(11)
Other attributed equity	18,621	4,604	3,128	3,026	7,863

Total attributed equity	20,562	5,489	3,715	3,506	7,852

Total liabilities and attributed equity	223,170	62,901	96,041	43,555	20,673

(1)	Effective September 30, 2003, Long-term debt includes the debt related to the Company’s Equity Security Units which was previously included in Guaranteed beneficial interest in Trust holding solely debentures of Parent.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

SHORT TERM DEBT - FINANCIAL SERVICES BUSINESSES

(in millions)

	As of December 31, 2003				As of December 31, 2002
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)	Other Affiliates	Total
Borrowings by use of proceeds:
General corporate purposes	—	5	—	5	—	306	—	306
Investment related	167	386	—	553	—	154	—	154
Securities business related	155	1,872	882	2,909	—	959	1,256	2,215
Specified other businesses	90	1,052	129	1,271	—	514	279	793
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt	412	3,315	1,012	4,739	—	1,933	1,536	3,469

Borrowings by type:
Long-term debt due within one year	—	453	—	453	—	637	—	637
Commercial paper	412	2,846	—	3,258	—	1,265	—	1,265
Bank borrowings	—	—	535	535	—	—	913	913
Other short-term debt	—	16	476	492	—	31	622	653

Total general obligations	412	3,315	1,011	4,738	—	1,933	1,535	3,468
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt	412	3,315	1,012	4,739	—	1,933	1,536	3,469

(1)	Includes Prudential Funding, LLC.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

LONG TERM DEBT

(in millions)

	As of December 31, 2003
	General Corporate Purposes	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non- Recourse	Total Borrowing
Financial Services Businesses:
Prudential Financial, Inc. (1):
Long-term fixed and floating rate notes	670	681	—	141	1,492	—	1,492
Hybrid notes	—	—	—	—	—	—	—

Total	670	681	—	141	1,492	—	1,492

The Prudential Insurance Company of America (2):
Surplus notes	691	—	—	—	691	—	691
Long-term fixed and floating rate notes	600	291	—	—	891	—	891
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,291	291	—	—	1,582	—	1,582

Long-term debt of other affiliated companies	—	17	—	—	17	58	75

Total long-term debt of Financial Services Businesses, excluding debt related to Equity Security Units	1,961	989	—	141	3,091	58	3,149
Debt related to Equity Security Units (3)	711	—	—	—	711	—	711

Total long-term debt of Financial Services Businesses	2,672	989	—	141	3,802	58	3,860

Ratio of long-term and short-term corporate debt to capitalization	10.0%

Closed Block Business:
Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

	As of December 31, 2002
	General Corporate Purposes	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non- Recourse	Total Borrowing
Financial Services Businesses:
Prudential Financial, Inc.:
Long-term fixed and floating rate notes	—	—	—	—	—	—	—
Hybrid notes	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—

The Prudential Insurance Company of America (2):
Surplus notes	690	—	—	—	690	—	690
Long-term fixed and floating rate notes	600	745	399	—	1,744	—	1,744
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,290	745	399	—	2,434	—	2,434

Long-term debt of other affiliated companies	—	—	—	—	—	573	573

Total long-term debt of Financial Services Businesses	1,290	745	399	—	2,434	573	3,007

Ratio of long-term and short-term corporate debt to capitalization	8.4%

Closed Block Business:
Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

(1)	Excluding obligations related to Equity Security Units.

(2)	Includes Prudential Funding, LLC.

(3)	Effective September 30, 2003, Long-term debt includes the debt related to the Company’s Equity Security Units which was previously included in “Guaranteed beneficial interest in Trust holding solely debentures of Parent”. Includes $690 million corresponding to contractual obligation of holders of Equity Security Units for purchase of Prudential Financial, Inc. Common Stock in November 2004.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year-to-Date		% Change		2002	2003
2003	2002			4Q	1Q	2Q	3Q	4Q
			Revenues (1):
3,222	3,123	3%	Premiums	869	824	822	779	797
1,717	1,524	13%	Policy charges and fee income	377	389	408	441	479
1,446	1,419	2%	Net investment income	367	360	366	349	371
387	216	79%	Commissions, investment management fees, and other income	51	53	81	108	145

6,772	6,282	8%	Total revenues	1,664	1,626	1,677	1,677	1,792

			Benefits and Expenses (1):
3,798	3,534	7%	Insurance and annuity benefits	989	956	891	918	1,033
636	633	—	Interest credited to policyholders’ account balances	170	157	161	158	160
—	3	-100%	Interest expense	2	—	—	1	(1)
(595)	(452)	-32%	Deferral of acquisition costs	(116)	(112)	(149)	(161)	(173)
245	498	-51%	Amortization of acquisition costs	94	85	69	80	11
1,900	1,521	25%	General and administrative expenses	388	377	469	498	556

5,984	5,737	4%	Total benefits and expenses	1,527	1,463	1,441	1,494	1,586

788	545	45%	Adjusted operating income before income taxes	137	163	236	183	206

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Quarter Ended December 31, 2003
				Individual Life and Annuities
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life	Individual Annuities
Revenues (1):
Premiums	797	98	699	85	13
Policy charges and fee income	479	401	78	258	143
Net investment income	371	227	144	106	121
Commissions, investment management fees, and other income	145	131	14	59	72

Total revenues	1,792	857	935	508	349

Benefits and Expenses (1):
Insurance and annuity benefits	1,033	323	710	246	77
Interest credited to policyholders’ account balances	160	111	49	39	72
Interest expense	(1)	(1)	—	(1)	—
Deferral of acquisition costs	(173)	(165)	(8)	(75)	(90)
Amortization of acquisition costs	11	10	1	23	(13)
General and administrative expenses (2)	556	420	136	213	207

Total benefits and expenses	1,586	698	888	445	253

Adjusted operating income before income taxes	206	159	47	63	96

	Quarter Ended December 31, 2002
				Individual Life and Annuities
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life	Individual Annuities
Revenues (1):
Premiums	869	180	689	165	15
Policy charges and fee income	377	310	67	264	46
Net investment income	367	217	150	109	108
Commissions, investment management fees, and other income	51	44	7	30	14

Total revenues	1,664	751	913	568	183

Benefits and Expenses (1):
Insurance and annuity benefits	989	320	669	283	37
Interest credited to policyholders' account balances	170	106	64	37	69
Interest expense	2	1	1	—	1
Deferral of acquisition costs	(116)	(104)	(12)	(79)	(25)
Amortization of acquisition costs	94	94	—	71	23
General and administrative expenses	388	249	139	186	63

Total benefits and expenses	1,527	666	861	498	168

Adjusted operating income before income taxes	137	85	52	70	15

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

(2)	General and administrative expenses for Individual Annuities include $14 million for the quarter ended December 31, 2003 for the amortization, net of interest, of value of business acquired (VOBA) associated with the May 1, 2003 acquisition of American Skandia.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2003
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	3,222	416	2,806	352	64
Policy charges and fee income	1,717	1,455	262	1,025	430
Net investment income	1,446	861	585	408	453
Commissions, investment management fees, and other income	387	350	37	151	199

Total revenues	6,772	3,082	3,690	1,936	1,146

Benefits and Expenses (1):
Insurance and annuity benefits	3,798	1,001	2,797	790	211
Interest credited to policyholders’ account balances	636	420	216	152	268
Interest expense	—	(2)	2	(3)	1
Deferral of acquisition costs	(595)	(561)	(34)	(294)	(267)
Amortization of acquisition costs	245	242	3	195	47
General and administrative expenses (2)	1,900	1,363	537	739	624

Total benefits and expenses	5,984	2,463	3,521	1,579	884

Adjusted operating income before income taxes	788	619	169	357	262

	Twelve Months Ended December 31, 2002
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	3,123	454	2,669	395	59
Policy charges and fee income	1,524	1,220	304	1,014	206
Net investment income	1,419	837	582	419	418
Commissions, investment management fees, and other income	216	185	31	124	61

Total revenues	6,282	2,696	3,586	1,952	744

Benefits and Expenses (1):
Insurance and annuity benefits	3,534	831	2,703	692	139
Interest credited to policyholders’’ account balances	633	398	235	143	255
Interest expense	3	1	2	(1)	2
Deferral of acquisition costs	(452)	(423)	(29)	(301)	(122)
Amortization of acquisition costs	498	500	(2)	279	221
General and administrative expenses	1,521	999	522	708	291

Total benefits and expenses	5,737	2,306	3,431	1,520	786

Adjusted operating income before income taxes	545	390	155	432	(42)

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

(2)	General and administrative expenses for Individual Annuities include $38 million for the twelve months ended December 31, 2003 for the amortization, net of interest, of value of business acquired (VOBA) associated with the May 1, 2003 acquisition of American Skandia.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

INSURANCE DIVISION - INDIVIDUAL LIFE AND ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2002	2003
2003	2002		4Q	1Q	2Q	3Q	4Q
		INDIVIDUAL LIFE INSURANCE SALES (1):
		Excluding corporate-owned life insurance:
99	145	Variable life	31	26	26	20	27
132	86	Universal life	30	29	25	24	54
110	89	Term life	26	26	29	26	29

341	320	Total excluding corporate-owned life insurance	87	81	80	70	110
21	122	Corporate-owned life insurance	16	4	13	3	1

362	442	Total	103	85	93	73	111

		ANNUITY SALES AND ACCOUNT VALUES
		Variable Annuities:
15,338	18,689	Beginning total account value	14,961	15,338	14,965	39,780	40,815
4,418	1,395	Sales	276	331	1,070	1,469	1,548
(3,939)	(2,267)	Surrenders and withdrawals	(497)	(473)	(987)	(1,208)	(1,271)
5,701	(2,479)	Change in market value, interest credited, and other activity	598	(231)	2,301	774	2,857
22,431	—	Acquisition	—	—	22,431	—	—

43,949	15,338	Ending total account value	15,338	14,965	39,780	40,815	43,949

479	(872)	Net sales (redemptions)	(221)	(142)	83	261	277

		Fixed Annuities:
3,396	2,975	Beginning total account value	3,260	3,396	3,473	3,498	3,523
247	605	Sales	163	110	57	47	33
(200)	(184)	Surrenders and withdrawals	(47)	(49)	(51)	(46)	(54)
71	—	Interest credited and other activity	20	16	19	24	12

3,514	3,396	Ending account value	3,396	3,473	3,498	3,523	3,514

47	421	Net sales (redemptions)	116	61	6	1	(21)

		SALES BY DISTRIBUTION CHANNEL
		Life Insurance (1):
		Excluding corporate-owned life insurance:
230	238	Prudential Agents	61	58	58	53	61
111	82	Third party distribution	26	23	22	17	49
21	122	Corporate-owned life insurance	16	4	13	3	1

362	442	Total	103	85	93	73	111

		Variable and Fixed Annuities (2):
1,512	1,449	Prudential Agents	315	326	380	391	415
392	472	Wirehouses	101	79	109	115	89
2,761	79	Independent Financial Planners (3)	23	36	638	1,010	1,077

4,665	2,000	Total	439	441	1,127	1,516	1,581

(1)	See definition of Individual Life Insurance Sales on Page 47.

(2)	Amounts represent gross sales.

(3)	Including bank distribution.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

INSURANCE DIVISION - INDIVIDUAL LIFE AND ANNUITIES SEGMENT ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2002	2003
2003	2002		4Q	1Q	2Q	3Q	4Q
		INDIVIDUAL LIFE INSURANCE:
		Policyholders’ Account Balances:
4,112	3,826	Beginning balance	4,033	4,112	4,205	4,275	4,373
1,015	902	Premiums and deposits	226	249	237	248	281
100	92	Interest credited	24	23	26	25	26
(549)	(567)	Surrenders and withdrawals	(137)	(122)	(143)	(137)	(147)
—	29	Net transfers (to) from separate account	(4)	(7)	(2)	(1)	10
(112)	(78)	Policy charges	(19)	(25)	(29)	(26)	(32)
(46)	(92)	Benefits and other	(11)	(25)	(19)	(11)	9

4,520	4,112	Ending balance	4,112	4,205	4,275	4,373	4,520

		Separate Account Liabilities:
11,412	13,010	Beginning balance	10,702	11,412	11,235	12,511	12,843
1,434	1,857	Premiums and deposits	563	373	379	354	328
2,678	(1,747)	Change in market value and interest credited	624	(154)	1,311	340	1,181
(600)	(710)	Surrenders and withdrawals	(245)	(157)	(177)	(132)	(134)
(102)	(133)	Net transfers to general account	(14)	(29)	(23)	(21)	(29)
(819)	(830)	Policy charges	(209)	(205)	(206)	(204)	(204)
(22)	(35)	Benefits and other	(9)	(5)	(8)	(5)	(4)

13,981	11,412	Ending balance	11,412	11,235	12,511	12,843	13,981

		INDIVIDUAL ANNUITIES:
		Account Values in General Account (1):
6,795	6,152	Beginning balance	6,533	6,795	7,073	7,457	7,614
1,088	1,295	Premiums and deposits	292	270	330	268	220
307	300	Interest credited	80	72	77	80	78
(521)	(508)	Surrenders and withdrawals	(127)	(129)	(123)	(130)	(139)
(20)	(188)	Net transfers (to) from separate account	52	100	(15)	(52)	(53)
(8)	(7)	Policy charges	(2)	(2)	(2)	(2)	(2)
(139)	(249)	Benefits and other	(33)	(33)	(41)	(7)	(58)
158	—	Acquisition	—	—	158	—	—

7,660	6,795	Ending balance	6,795	7,073	7,457	7,614	7,660

		Account Values in Separate Account:
11,939	15,512	Beginning balance	11,688	11,939	11,365	35,821	36,724
3,577	705	Premiums and deposits	147	171	797	1,248	1,361
6,216	(2,340)	Change in market value and interest credited	614	(213)	2,434	934	3,061
(3,618)	(1,943)	Surrenders and withdrawals	(417)	(393)	(915)	(1,124)	(1,186)
20	188	Net transfers (to) from general account	(52)	(100)	15	52	53
(398)	(183)	Policy charges	(41)	(39)	(94)	(128)	(137)
(206)	—	Benefits and other	—	—	(54)	(79)	(73)
22,273	—	Acquisition	—	—	22,273	—	—

39,803	11,939	Ending balance	11,939	11,365	35,821	36,724	39,803

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

INSURANCE DIVISION – DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2002	2003
2003	2002		4Q	1Q	2Q	3Q	4Q
		INDIVIDUAL LIFE INSURANCE:
3,110	3,133	Beginning balance	3,111	3,110	3,104	3,102	3,131
294	301	Capitalization	79	77	74	68	75
(195)	(279)	Amortization – operating results	(71)	(67)	(49)	(56)	(23)
—	—	Amortization – realized investment gains and losses	—	—	—	—	—
(15)	(45)	Impact of unrealized (gains) or losses on AFS securities	(9)	(16)	(27)	17	11

3,194	3,110	Ending balance	3,110	3,104	3,102	3,131	3,194

		INDIVIDUAL ANNUITIES:
473	628	Beginning balance	485	473	471	471	522
267	122	Capitalization	25	27	65	85	90
(47)	(221)	Amortization – operating results	(23)	(17)	(20)	(23)	13
(11)	15	Amortization – realized investment gains and losses	10	(2)	(1)	(3)	(5)
(46)	(71)	Impact of unrealized (gains) or losses on AFS securities	(24)	(10)	(44)	(8)	16

636	473	Ending balance	473	471	471	522	636

		GROUP INSURANCE (1):
57	26	Beginning balance	45	57	64	74	81
34	29	Capitalization	12	8	10	8	8
(3)	2	Amortization – operating results	—	(1)	—	(1)	(1)
—	—	Amortization – realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

88	57	Ending balance	57	64	74	81	88

		TOTAL INSURANCE DIVISION:
3,640	3,787	Beginning balance	3,641	3,640	3,639	3,647	3,734
595	452	Capitalization	116	112	149	161	173
(245)	(498)	Amortization – operating results	(94)	(85)	(69)	(80)	(11)
(11)	15	Amortization – realized investment gains and losses	10	(2)	(1)	(3)	(5)
(61)	(116)	Impact of unrealized (gains) or losses on AFS securities	(33)	(26)	(71)	9	27

3,918	3,640	Ending balance	3,640	3,639	3,647	3,734	3,918

(1) Represents long-term care products.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

INSURANCE DIVISION- SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2002	2003
2003	2002		4Q	1Q	2Q	3Q	4Q
		Individual Life Insurance:
		Policy Surrender Experience:
653	692	Cash value of surrenders	197	170	182	154	147
3.8%	4.2%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	5.0%	4.2%	4.4%	3.5%	3.2%
		Death benefits per $1,000 of in force (1):
3.02	2.41	Variable and universal life	3.63	2.43	2.74	2.40	4.57
2.49	1.63	Term life	2.65	1.80	0.90	4.16	1.65
3.01	2.33	Total, Individual Life Insurance	3.50	2.40	2.53	3.10	3.94

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2002	2003
2003	2002		4Q	1Q	2Q	3Q	4Q
		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
225	269	Group life	44	88	35	30	72
144	160	Group disability (1)	49	67	29	24	24

369	429	Total	93	155	64	54	96

		Future Policy Benefits (2):
		Group life	1,742	1,754	1,730	1,656	1,832
		Group disability (1)	151	191	201	217	224

		Total	1,893	1,945	1,931	1,873	2,056

		Policyholders’ Account Balances (2):
		Group life	4,684	4,471	4,729	4,499	4,341
		Group disability (1)	67	61	60	61	66

		Total	4,751	4,532	4,789	4,560	4,407

		Separate Account Liabilities (2):
		Group life	7,824	8,977	9,994	9,970	10,253
		Group disability (1)	—	—	—	—	—

		Total	7,824	8,977	9,994	9,970	10,253

		Group Life Insurance:
2,542	2,662	Gross premiums, policy charges and fee income (3)	677	691	636	603	612
2,426	2,388	Earned premiums, policy charges and fee income	607	638	591	577	620
90.9%	91.7%	Benefits ratio	88.8%	91.9%	89.9%	91.2%	90.5%
9.7%	10.0%	Administrative operating expense ratio	9.9%	9.1%	9.1%	10.0%	10.6%
		Persistency ratio	94.5%	96.4%	95.6%	93.7%	92.8%
		Group Disability Insurance (1):
662	604	Gross premiums, policy charges and fee income (3)	152	171	161	165	165
642	585	Earned premiums, policy charges and fee income	149	164	162	159	157
92.4%	87.9%	Benefits ratio	87.3%	93.9%	87.0%	93.1%	95.5%
22.5%	22.0%	Administrative operating expense ratio	21.1%	20.5%	23.0%	22.4%	24.2%
		Persistency ratio	86.8%	92.1%	89.2%	87.5%	85.0%

(1)	Group disability amounts include long-term care products.

(2)	As of end of period.

(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2002	2003
2003	2002			4Q	1Q	2Q	3Q	4Q
			Revenues (1):
29	77	-62%	Premiums	38	14	8	1	6
72	71	1%	Policy charges and fee income	18	18	19	17	18
2,151	2,298	-6%	Net investment income	568	556	553	516	526
2,695	3,675	-27%	Commissions, investment management fees, and other income	863	814	906	481	494

4,947	6,121	-19%	Total revenues	1,487	1,402	1,486	1,015	1,044

			Benefits and Expenses (1):
791	880	-10%	Insurance and annuity benefits	232	210	204	187	190
946	978	-3%	Interest credited to policyholders’ account balances	250	236	233	239	238
33	30	10%	Interest expense	7	8	8	9	8
(29)	(44)	34%	Deferral of acquisition costs	(8)	(7)	(8)	(6)	(8)
66	92	-28%	Amortization of acquisition costs	23	19	17	15	15
2,851	3,903	-27%	General and administrative expenses	948	863	955	488	545

4,658	5,839	-20%	Total benefits and expenses	1,452	1,329	1,409	932	988

289	282	2%	Adjusted operating income before income taxes	35	73	77	83	56

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Quarter Ended December 31, 2003
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	6	—	—	6	—
Policy charges and fee income	18	—	—	18	—
Net investment income	526	6	—	513	7
Commissions, investment management fees, and other income	494	342	89	39	24

Total revenues	1,044	348	89	576	31

Benefits and Expenses (1):
Insurance and annuity benefits	190	—	—	190	—
Interest credited to policyholders' account balances	238	—	—	238	—
Interest expense	8	1	—	5	2
Deferral of acquisition costs	(8)	(4)	—	(4)	—
Amortization of acquisition costs	15	12	—	3	—
General and administrative expenses	545	286	156	89	14

Total benefits and expenses	988	295	156	521	16

Adjusted operating income before income taxes	56	53	(67)	55	15

	Quarter Ended December 31, 2002
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	38	—	—	38	—
Policy charges and fee income	18	—	—	18	—
Net investment income	568	10	33	520	5
Commissions, investment management fees, and other income	863	299	521	32	11

Total revenues	1,487	309	554	608	16

Benefits and Expenses (1):
Insurance and annuity benefits	232	—	—	232	—
Interest credited to policyholders’ account balances	250	—	—	250	—
Interest expense	7	—	—	4	3
Deferral of acquisition costs	(8)	(5)	—	(3)	—
Amortization of acquisition costs	23	16	—	7	—
General and administrative expenses	948	271	583	85	9

Total benefits and expenses	1,452	282	583	575	12

Adjusted operating income before income taxes	35	27	(29)	33	4

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Twelve Months Ended December 31, 2003
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	29	—	—	29	—
Policy charges and fee income	72	—	—	72	—
Net investment income	2,151	29	53	2,043	26
Commissions, investment management fees, and other income	2,695	1,230	1,253	137	75

Total revenues	4,947	1,259	1,306	2,281	101

Benefits and Expenses (1):
Insurance and annuity benefits	791	—	—	791	—
Interest credited to policyholders’ account balances	946	—	—	946	—
Interest expense	33	4	—	17	12
Deferral of acquisition costs	(29)	(18)	—	(11)	—
Amortization of acquisition costs	66	54	—	12	—
General and administrative expenses	2,851	1,057	1,417	334	43

Total benefits and expenses	4,658	1,097	1,417	2,089	55

Adjusted operating income before income taxes	289	162	(111)	192	46

	Twelve Months Ended December 31, 2002
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	77	—	—	77	—
Policy charges and fee income	71	—	—	71	—
Net investment income	2,298	30	148	2,090	30
Commissions, investment management fees, and other income	3,675	1,205	2,273	137	60

Total revenues	6,121	1,235	2,421	2,375	90

Benefits and Expenses (1):
Insurance and annuity benefits	880	—	—	880	—
Interest credited to policyholders’ account balances	978	—	—	978	—
Interest expense	30	4	—	18	8
Deferral of acquisition costs	(44)	(32)	—	(12)	—
Amortization of acquisition costs	92	72	—	20	—
General and administrative expenses	3,903	1,052	2,464	350	37

Total benefits and expenses	5,839	1,096	2,464	2,234	45

Adjusted operating income before income taxes	282	139	(43)	141	45

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

INVESTMENT DIVISION - SUPPLEMENTARY REVENUE INFORMATION FOR INVESTMENT MANAGEMENT SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date		% Change		2002	2003
2003	2002			4Q	1Q	2Q	3Q	4Q
			Investment Management Segment:
			Analysis of revenues by source:
			Investment Management and Advisory Services:
187	184	2%	Retail customers	44	43	45	50	49
372	335	11%	Institutional customers	85	79	87	92	114
219	221	-1%	General account	59	55	50	56	58

778	740	5%	Subtotal	188	177	182	198	221
481	495	-3%	Mutual Fund revenues (1)	121	108	121	125	127

1,259	1,235	2%	Total Investment Management segment revenues	309	285	303	323	348

			Analysis of commissions, investment management fees and other revenues by type:
			Investment Management and Advisory Services:
682	681	—	Asset-based fees	167	165	162	173	182
68	31	119%	Transaction-based and other revenues	11	5	14	16	33

750	712	5%	Subtotal	178	170	176	189	215
480	493	-3%	Mutual Fund revenues (1)	121	108	120	125	127

1,230	1,205	2%	Total	299	278	296	314	342

(1)	Represents mutual fund revenues other than asset management fees paid to affiliates, which are included in appropriate categories above.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

INVESTMENT DIVISION – SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

	2003	2003
	3Q	4Q
Information pertaining to Wachovia Securities, LLC:
Revenues:
Net investment income	53	67
Commissions	612	618
Fees	351	364
Other non-interest revenues	59	32

Total revenues	1,075	1,081
Expenses:
Expenses before transition costs	939	948
Transition costs	41	43

Total expenses	980	991

Income before income taxes	95	90

Prudential Financial, Inc., 38% share of Wachovia Securities, LLC	36	34
Wachovia Securities, LLC adjustments to Prudential Financial, Inc. minority interest	2	8

Prudential Financial, Inc., minority interest as reported by Wachovia Securities, LLC	38	42
Prudential Financial, Inc., purchase accounting adjustments	(7)	(17)

Prudential Financial, Inc., equity income from Wachovia Securities, LLC	31	25

Recurring revenue as a percentage of total non-interest revenue (1)	38.2%	38.0%
Total client assets ($ in billions) (2)	568.5	603.1
Distribution representatives (2):
Series 7 Financial Advisors	8,309	8,192
Series 6 Financial Representatives	3,316	3,270
Average customer debit balances ($ in billions)	5.8	6.1
Prudential Financial, Inc. income (loss) from investment in Wachovia Securities, LLC, including 38% interest in results, costs incurred at Prudential level, and purchase accounting adjustments	4	(64)

(1)	Calculated on year-to-date basis for July through the reporting date.

(2)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

INVESTMENT DIVISION –ASSETS UNDER MANAGEMENT FOR INVESTMENT MANAGEMENT AND ADVISORY SERVICES OPERATIONS

(in billions)

			December 31, 2003
				Fixed	Real
			Equity	Income	Estate	Total

		Retail customers	42.5	37.7	1.0	81.2
		Institutional customers	31.2	50.8	12.8	94.8
		General account	2.9	123.8	1.1	127.8

		Total	76.6	212.3	14.9	303.8

			December 31, 2002
				Fixed	Real
			Equity	Income	Estate	Total

		Retail customers	33.2	46.5	0.2	79.9
		Institutional customers	24.4	47.2	13.6	85.2
		General account	2.7	118.8	1.4	122.9

		Total	60.3	212.5	15.2	288.0

Year-to-date			2002	2003
2003	2002		4Q	1Q	2Q	3Q	4Q
		Institutional Assets Under Management (1):
		Assets gathered by Investment Management & Advisory Services sales force (2):
62.0	67.9	Beginning assets under management	56.9	62.0	60.8	64.4	65.6
13.2	16.0	Additions to managed portfolio	7.2	2.6	2.1	3.1	5.4
(12.7)	(18.3)	Withdrawals	(4.3)	(3.1)	(2.6)	(3.1)	(3.9)
8.1	(2.6)	Change in market value	1.7	—	4.2	1.3	2.6
(1.3)	3.0	Net money market flows	0.5	(0.7)	(0.1)	(0.1)	(0.4)
—	(4.0)	Other (2)	—	—	—	—	—

69.3	62.0	Ending assets under management	62.0	60.8	64.4	65.6	69.3
25.5	23.2	Other institutional assets under management (2)	23.2	23.4	24.8	24.1	25.5

94.8	85.2	Total assets managed for institutional customers at end of period	85.2	84.2	89.2	89.7	94.8

(1)	Reflects reclassification of amounts by client category as of January 1, 2002, based on internal management criteria which increased the amounts attributable to institutional customers by $2.8 billion.

(2)	Reflects reclassification of amounts by asset gatherer category as of January 1, 2002, based on internal management criteria, which reduced the amount attributed to assets gathered by Investment Management & Advisory Services sales force and increased the amount attributed to other institutional assets under management by $4.0 billion.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

INVESTMENT DIVISION - MUTUAL FUNDS AND WRAP-FEE PRODUCTS SALES RESULTS AND ASSETS UNDER MANAGEMENT

(in millions)

Year-to-date			2002	2003
2003	2002		4Q	1Q	2Q	3Q	4Q

		MUTUAL FUNDS AND WRAP-FEE PRODUCTS SALES AND ASSETS UNDER MANAGEMENT
		Mutual Funds:
49,756	57,809	Beginning total mutual funds assets	48,639	49,756	48,170	51,835	51,016
3,907	4,876	Sales (other than money market)	1,356	1,086	1,100	963	758
(5,454)	(5,135)	Redemptions (other than money market)	(1,421)	(962)	(1,358)	(1,749)	(1,385)
5,890	(3,850)	Reinvestment of distributions and change in market value	1,188	103	2,583	757	2,447
(11,447)	(3,944)	Net money market sales	(6)	(1,813)	(2,792)	(790)	(6,052)
4,132	—	Acquisition	—	—	4,132	—	—

46,784	49,756	Ending total mutual funds assets	49,756	48,170	51,835	51,016	46,784

(1,547)	(259)	Net Mutual Funds sales (redemptions) other than money market	(65)	124	(258)	(786)	(627)

		Wrap-fee Products (1):
15,153	17,955	Beginning total wrap-fee product assets	14,383	15,153	14,860	16,702	17,960
6,115	6,127	Sales (2)	1,361	1,287	1,462	1,754	1,612
(5,254)	(5,694)	Redemptions	(1,275)	(1,178)	(1,345)	(1,370)	(1,361)
3,819	(3,235)	Reinvestment of distributions and change in market value (2)	684	(402)	1,725	874	1,622

19,833	15,153	Ending total wrap-fee product assets	15,153	14,860	16,702	17,960	19,833
807	16,394	Other managed accounts at end of period (3)	16,394	16,712	18,089	804	807

20,640	31,547	Total wrap-fee products and other managed accounts at end of period	31,547	31,572	34,791	18,764	20,640

861	433	Net wrap-fee product sales (1)	86	109	117	384	251

		MUTUAL FUNDS AND WRAP-FEE PRODUCTS GROSS SALES BY DISTRIBUTION CHANNEL
		Mutual funds, excluding wrap-fee products (4):
416	519	Prudential Agents	98	99	119	93	105
826	1,076	Financial Advisors	162	469	357	—	—
2,631	3,233	Third party distributors (5)	1,090	501	616	865	649
34	48	Other	6	17	8	5	4

3,907	4,876	Total	1,356	1,086	1,100	963	758

		Wrap-fee products (1):
417	441	Prudential Agents	90	118	80	102	117
2,269	5,267	Financial Advisors	1,154	1,054	1,215	—	—
3,429	419	Third party distributors (5)	117	115	167	1,652	1,495

6,115	6,127	Total	1,361	1,287	1,462	1,754	1,612

(1)	Excludes other managed accounts.

(2)	As a result of the combination of the company's retail securities brokerage business with Wachovia Securities, LLC, the Investment Management segment assumed responsibility for management of Latin American wrap-fee assets amounting to $383 million as of July 1, 2003 which were formerly managed within the International Investments segment. This balance is included in "Reinvestment of distributions and change in market value". New sales related to this business are included in the Investment Management segment's wrap-fee sales data commencing with the third quarter of 2003.

(3)	Other managed accounts which were associated with businesses that were combined into Wachovia Securities, LLC on July 1, 2003 are no longer reported by Prudential Financial, Inc. as a component of its wrap-fee products and other managed accounts, commencing as of that date. These managed accounts amounted to $17.3 billion as of June 30, 2003.

(4)	Other than money market.

(5)	Includes, effective July 1, 2003, production through Financial Advisors formerly associated with Prudential Securities, who became associated with Wachovia Securities, LLC as a result of the combination of Prudential's retail securities brokerage operation with Wachovia Securities, LLC as of that date.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

INVESTMENT DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2002	2003
2003	2002		4Q	1Q	2Q	3Q	4Q
		RETIREMENT SALES AND ACCOUNT VALUES

		Defined Contribution:
22,914	24,640	Beginning total account value	21,911	22,914	22,757	24,315	26,766
5,179	3,858	Sales	1,085	1,028	876	2,484	791
(3,381)	(3,248)	Withdrawals	(906)	(638)	(1,270)	(613)	(860)
3,946	(2,336)	Change in market value and interest credited (1)	824	(547)	1,952	580	1,961

28,658	22,914	Ending total account value	22,914	22,757	24,315	26,766	28,658

1,798	610	Net sales (withdrawals)	179	390	(394)	1,871	(69)

		Asset management of ending total account value:
		Proprietary	16,152	15,927	17,023	17,331	18,085
		Non-proprietary	6,762	6,830	7,292	9,435	10,573

		Total	22,914	22,757	24,315	26,766	28,658

		Guaranteed Products:
39,058	39,825	Beginning total account value	38,647	39,058	38,925	40,372	40,727
3,256	1,467	Sales	411	554	648	966	1,088
(4,013)	(3,590)	Withdrawals and benefits	(958)	(1,045)	(1,020)	(1,045)	(903)
3,281	2,166	Change in market value and interest income	863	481	1,520	381	899
373	(810)	Other (2)	95	(123)	299	53	144

41,955	39,058	Ending total account value	39,058	38,925	40,372	40,727	41,955

(757)	(2,123)	Net sales (withdrawals)	(547)	(491)	(372)	(79)	185

		Product composition of ending total account value:
		Spread-based products	18,729	18,791	18,994	18,853	19,606
		Fee-based products	20,329	20,134	21,378	21,874	22,349

		Total	39,058	38,925	40,372	40,727	41,955

(1)	Includes increases to account values of $8 million in the quarter ended December 31, 2002, and $360 million in the twelve months ended December 31, 2002, added to customer accounts due to Common Stock received as demutualization consideration. Year-to-date 2002 results also includes $448 million added to customer accounts from inclusion of amounts not previously reflected in this segment.

(2)	Represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2002	2003
2003	2002			4Q	1Q	2Q	3Q	4Q
			Revenues (1):
4,676	4,137	13%	Premiums	1,054	1,141	1,129	1,170	1,236
226	204	11%	Policy charges and fee income	52	54	58	54	60
799	719	11%	Net investment income	185	193	205	212	189
310	338	-8%	Commissions, investment management fees, and other income	79	74	87	85	64

6,011	5,398	11%	Total revenues	1,370	1,462	1,479	1,521	1,549

			Benefits and Expenses (1):
3,614	3,278	10%	Insurance and annuity benefits	866	906	865	894	949
109	96	14%	Interest credited to policyholders’ account balances	24	25	27	27	30
3	1	201%	Interest expense	1	—	1	1	1
(695)	(630)	-10%	Deferral of acquisition costs	(170)	(177)	(175)	(157)	(186)
284	234	21%	Amortization of acquisition costs	60	74	71	69	70
1,894	1,668	14%	General and administrative expenses	413	456	473	464	501

5,209	4,647	12%	Total benefits and expenses	1,194	1,284	1,262	1,298	1,365

802	751	7%	Adjusted operating income before income taxes	176	178	217	223	184

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Twelve Months Ended December 31, 2003				Quarter Ended December 31, 2003
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	4,676	2,581	2,095	—	1,236	689	547	—
Policy charges and fee income	226	140	86	—	60	41	19	—
Net investment income	799	233	554	12	189	70	139	(20)
Commissions, investment management fees, and other income	310	(19)	(15)	344	64	(11)	(12)	87

Total revenues	6,011	2,935	2,720	356	1,549	789	693	67

Benefits and Expenses (1):
Insurance and annuity benefits	3,614	1,919	1,695	—	949	514	435	—
Interest credited to policyholders’ account balances	109	13	96	—	30	4	26	—
Interest expense	3	12	(9)	—	1	3	(2)	—
Deferral of acquisition costs	(695)	(498)	(197)	—	(186)	(134)	(52)	—
Amortization of acquisition costs	284	233	51	—	70	53	17	—
General and administrative expenses	1,894	807	714	373	501	220	176	105

Total benefits and expenses	5,209	2,486	2,350	373	1,365	660	600	105

Adjusted operating income before income taxes	802	449	370	(17)	184	129	93	(38)

	Twelve Months Ended December 31, 2002				Quarter Ended December 31, 2002
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	4,137	2,083	2,054	—	1,054	551	503	—
Policy charges and fee income	204	108	96	—	52	30	22	—
Net investment income	719	182	500	37	185	48	127	10
Commissions, investment management fees, and other income	338	6	44	288	79	(3)	11	71

Total revenues	5,398	2,379	2,694	325	1,370	626	663	81

Benefits and Expenses (1):
Insurance and annuity benefits	3,278	1,548	1,730	—	866	410	456	—
Interest credited to policyholders’ account balances	96	7	89	—	24	2	22	—
Interest expense	1	4	(3)	—	1	1	—	—
Deferral of acquisition costs	(630)	(468)	(162)	—	(170)	(129)	(41)	—
Amortization of acquisition costs	234	210	23	1	60	52	8	—
General and administrative expenses	1,668	699	639	330	413	181	147	85

Total benefits and expenses	4,647	2,000	2,316	331	1,194	517	592	85

Adjusted operating income before income taxes	751	379	378	(6)	176	109	71	(4)

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(dollar amounts in millions unless otherwise noted)

Year-to-date			2002	2003
2003	2002		4Q	1Q	2Q	3Q	4Q
		INTERNATIONAL INSURANCE OPERATING DATA:
		Actual exchange rate basis (1):
		Net premiums, policy charges and fee income:
1,943	1,606	Japan, excluding Gibraltar Life	413	484	451	499	509
2,181	2,150	Gibraltar Life	525	536	552	527	566
778	585	All other countries	168	175	184	198	221

4,902	4,341	Total	1,106	1,195	1,187	1,224	1,296

		Annualized new business premiums:
398	307	Japan, excluding Gibraltar Life	84	106	85	95	112
296	233	Gibraltar Life	63	64	89	75	68
210	203	All other countries	55	50	46	53	61

904	743	Total	202	220	220	223	241

		Constant exchange rate basis (2):
		Net premiums, policy charges and fee income:
1,944	1,734	Japan, excluding Gibraltar Life	436	497	463	505	479
2,205	2,337	Gibraltar Life	555	555	567	540	543
772	609	All other countries	174	178	184	191	219

4,921	4,680	Total	1,165	1,230	1,214	1,236	1,241

		Annualized new business premiums:
398	332	Japan, excluding Gibraltar Life	90	109	87	97	105
299	253	Gibraltar Life	67	67	91	77	64
210	208	All other countries	54	51	48	51	61

907	793	Total	211	227	226	225	230

(1)	Translated based on applicable average exchange rates for the period shown.

(2)	Translated based on average exchange rates for the year ended December 31, 2003.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2002	2003
	4Q	1Q	2Q	3Q	4Q
Face amount of individual policies in force at end of period (in billions) (1):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	156	160	163	167	171
Gibraltar Life	236	230	226	222	218
All other countries	50	53	56	58	61

Total	442	443	445	447	450

Number of individual policies in force at end of period (in thousands):
Japan, excluding Gibraltar Life	1,037	1,069	1,099	1,137	1,180
Gibraltar Life	4,537	4,461	4,380	4,334	4,288
All other countries	682	716	745	786	830

Total	6,256	6,246	6,224	6,257	6,298

International insurance policy persistency (2):
13 months	93.0%	93.3%	93.1%	92.9%	92.8%
25 months	86.3%	86.9%	87.1%	87.1%	87.0%
Number of Life Planners at end of period (3):
Japan	2,119	2,159	2,175	2,293	2,347
All other countries	2,386	2,393	2,514	2,582	2,642

Total	4,505	4,552	4,689	4,875	4,989

(1)	Translated based on exchange rates as of December 31, 2003.

(2)	Excluding Gibraltar Life.

(3)	Excluding Gibraltar Life Advisors.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

		December 31, 2003					December 31, 2002 (5)
		Consolidated Portfolio	Closed Block Business	Financial Services Businesses			Consolidated Portfolio	Closed Block Business	Financial Services Businesses
				Amount	% of Total				Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value		95,968	29,538	66,430	59.8%		92,966	30,991	61,975	59.0%
Public, held to maturity, at amortized cost		3,010	—	3,010	2.7%		2,563	—	2,563	2.4%
Private, available for sale, at fair value		32,973	15,052	17,921	16.1%		32,490	15,242	17,248	16.4%
Private, held to maturity, at amortized cost		58	—	58	0.1%		46	—	46	0.0%
Trading account assets, at fair value		226	—	226	0.2%		96	—	96	0.1%
Equity securities, available for sale, at fair value		3,383	2,282	1,101	1.0%		2,788	1,521	1,267	1.2%
Commercial loans		18,780	7,006	11,774	10.6%		18,707	6,987	11,720	11.2%
Policy loans		8,152	5,543	2,609	2.4%		8,827	5,681	3,146	3.0%
Other long-term investments (2)		4,941	1,041	3,900	3.5%		4,952	1,075	3,877	3.7%
Short-term investments		7,633	3,581	4,052	3.6%		5,737	2,579	3,158	3.0%

Subtotal (1)		175,124	64,043	111,081	100.0%		169,172	64,076	105,096	100.0%

Invested assets of other entities and operations (3)		5,917	—	5,917			14,036	—	14,036

Total investments		181,041	64,043	116,998			183,208	64,076	119,132

Fixed Maturities by Credit Quality (1):		December 31, 2003					December 31, 2002 (5)
		Financial Services Businesses					Financial Services Businesses
		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (4)	Rating Agency Equivalent
1	Aaa, Aa, A	50,133	2,247	210	52,170	75.1%	47,430	2,968	35	50,363	78.0%
2	Baa	13,767	900	91	14,576	21.0%	11,281	671	110	11,842	18.3%

	Subtotal Investment Grade	63,900	3,147	301	66,746	96.1%	58,711	3,639	145	62,205	96.3%

3	Ba	1,580	167	11	1,736	2.5%	1,730	68	56	1,742	2.7%
4	B	757	89	3	843	1.2%	519	20	23	516	0.8%
5	C and lower	67	30	2	95	0.1%	94	5	17	82	0.1%
6	In or near default	34	3	1	36	0.1%	50	3	1	52	0.1%

	Subtotal Below Investment Grade	2,438	289	17	2,710	3.9%	2,393	96	97	2,392	3.7%

Total		66,338	3,436	318	69,456	100.0%	61,104	3,735	242	64,597	100.0%

Private Fixed Maturities:
NAIC Rating (4)	Rating Agency Equivalent
1	Aaa, Aa, A	4,647	400	7	5,040	28.0%	4,945	457	5	5,397	31.2%
2	Baa	8,749	749	13	9,485	52.6%	7,519	632	23	8,128	47.0%

	Subtotal Investment Grade	13,396	1,149	20	14,525	80.6%	12,464	1,089	28	13,525	78.2%

3	Ba	2,004	146	13	2,137	12.1%	2,275	99	41	2,333	13.5%
4	B	508	38	3	543	3.0%	597	21	13	605	3.5%
5	C and lower	552	62	12	602	3.3%	700	20	24	696	4.0%
6	In or near default	168	7	3	172	1.0%	135	4	3	136	0.8%

	Subtotal Below Investment Grade	3,232	253	31	3,454	19.4%	3,707	144	81	3,770	21.8%

Total		16,628	1,402	51	17,979	100.0%	16,171	1,233	109	17,295	100.0%

(1)	Excludes investments of securities brokerage operations, securities trading operations, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investment in Wachovia Securities, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.

(3)	Includes invested assets of securities brokerage operations, securities trading operations, and banking operations. Excludes assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership. Our investment in Wachovia Securities, LLC is included in “Other assets”.

(4)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of December 31, 2003 and December 31, 2002, respectively, 223 securities with amortized cost of $2,952 million (fair value $3,027 million) and 345 securities with amortized cost of $2,683 million (fair value, $2,727 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

(5)	December 31, 2002 balances are presented on a basis consistent with current reporting practices.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2003		December 31, 2002 (3)
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	28,488	74.3%	25,288	73.2%
Public, held to maturity, at amortized cost	3,010	7.8%	2,563	7.4%
Private, available for sale, at fair value	280	0.7%	387	1.1%
Private, held to maturity, at amortized cost	58	0.2%	46	0.1%
Trading account assets, at fair value	88	0.2%	75	0.2%
Equity securities, available for sale, at fair value	934	2.4%	901	2.6%
Commercial loans	2,922	7.6%	3,158	9.1%
Policy loans	862	2.3%	685	2.0%
Other long-term investments (2)	1,291	3.4%	1,125	3.3%
Short-term investments	440	1.1%	324	1.0%

Total	38,373	100.0%	34,552	100.0%

	December 31, 2003		December 31, 2002 (3)
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public, available for sale, at fair value	37,942	52.2%	36,687	52.0%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	17,641	24.2%	16,861	23.9%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets, at fair value	138	0.2%	21	0.0%
Equity securities, available for sale, at fair value	167	0.2%	366	0.5%
Commercial loans	8,852	12.2%	8,562	12.2%
Policy loans	1,747	2.4%	2,461	3.5%
Other long-term investments (2)	2,609	3.6%	2,752	3.9%
Short-term investments	3,612	5.0%	2,834	4.0%

Total	72,708	100.0%	70,544	100.0%

(1)	Excludes investments of securities brokerage operations, securities trading operations, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments. Our investment in Wachovia Securities, LLC is included in “Other assets”.

(3)	December 31, 2002 balances are presented on a basis consistent with current reporting practices.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended December 31
	2003			2002
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1) (4):
Fixed maturities	4.50%	910	(55)	4.86%	900	(193)
Equity securities	1.58%	4	101	2.35%	9	(84)
Commercial loans	7.10%	205	2	6.98%	206	10
Policy loans	5.02%	33	—	5.82%	45	—
Short-term investments and cash equivalents	1.39%	20	1	2.55%	37	—
Other investments	10.14%	108	(68)	9.02%	95	(8)

Gross investment income before investment expenses	4.87%	1,280	(19)	5.18%	1,292	(275)
Investment expenses	-0.16%	(56)	—	-0.17%	(59)	—

Subtotal	4.71%	1,224	(19)	5.01%	1,233	(275)

Investment results of other entities and operations (2)		11	—		57	—
Less, investment income relating to divested businesses		(9)			(32)

Total		1,226	(19)		1,258	(275)

	Twelve Months Ended December 31
	2003			2002
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1) (4):
Fixed maturities	4.82%	3,708	(93)	5.20%	3,596	(507)
Equity securities	1.50%	16	22	2.54%	42	(149)
Commercial loans	7.15%	803	49	7.44%	888	44
Policy loans	5.35%	150	—	5.85%	169	—
Short-term investments and cash equivalents	1.82%	104	3	2.18%	200	10
Other investments	8.97%	372	(137)	7.01%	310	(176)

Gross investment income before investment expenses	5.12%	5,153	(156)	5.31%	5,205	(778)
Investment expenses	-0.16%	(224)	—	-0.15%	(225)	—

Subtotal	4.96%	4,929	(156)	5.16%	4,980	(778)

Investment results of other entities and operations (2)		120	—		221	—
Less, investment income relating to divested businesses		(106)			(145)

Total		4,943	(156)		5,056	(778)

(1)	Excludes investments of securities brokerage operations, securities trading operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(2)	Investment income of securities brokerage and securities trading operations.

(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses.

(4)	Prior period amounts are presented on a basis consistent with current reporting practices.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2003			2002
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations (2):
Fixed maturities	1.83%	139	8	1.65%	112	7
Equity securities	1.04%	2	80	0.41%	1	(50)
Commercial loans	4.42%	32	2	4.53%	37	7
Policy loans	3.16%	6	—	2.49%	4	—
Short-term investments and cash equivalents	8.02%	1	2	0.32%	—	—
Other investments	6.87%	23	(12)	6.40%	20	(43)

Gross investment income before investment expenses	2.24%	203	80	2.06%	174	(79)
Investment expenses	-0.23%	(20)	—	-0.17%	(14)	—

Total	2.01%	183	80	1.89%	160	(79)

	Twelve Months Ended December 31
	2003			2002
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations (2):
Fixed maturities	1.79%	510	20	1.62%	402	(1)
Equity securities	1.13%	10	(16)	0.79%	8	(165)
Commercial loans	4.85%	142	24	4.62%	163	25
Policy loans	3.03%	22	—	2.68%	17	—
Short-term investments and cash equivalents	1.79%	2	3	0.47%	6	10
Other investments	7.45%	91	(12)	6.62%	73	(84)

Gross investment income before investment expenses	2.26%	777	19	2.07%	669	(215)
Investment expenses	-0.24%	(83)	—	-0.14%	(46)	—

Total	2.02%	694	19	1.93%	623	(215)

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses.

(2)	Prior period amounts are presented on a basis consistent with current reporting practices.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2003			2002
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1) (3):
Fixed maturities	6.12%	771	(63)	6.75%	788	(200)
Equity securities	5.57%	2	21	5.86%	8	(34)
Commercial loans	7.98%	173	—	7.93%	169	3
Policy loans	5.86%	27	—	6.77%	41	—
Short-term investments and cash equivalents	1.35%	19	(1)	2.78%	37	—
Other investments	12.25%	85	(56)	10.06%	75	35

Gross investment income before investment expenses	6.31%	1,077	(99)	6.82%	1,118	(196)
Investment expenses	-0.12%	(36)	—	-0.17%	(45)	—

Total	6.19%	1,041	(99)	6.65%	1,073	(196)

	Twelve Months Ended December 31
	2003			2002
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1) (3):
Fixed maturities	6.62%	3,198	(113)	7.23%	3,194	(506)
Equity securities	3.23%	6	38	5.52%	34	16
Commercial loans	7.96%	661	25	8.64%	725	19
Policy loans	6.20%	128	—	6.74%	152	—
Short-term investments and cash equivalents	1.82%	102	—	2.55%	194	—
Other investments	9.74%	281	(125)	7.16%	237	(92)

Gross investment income before investment expenses	6.65%	4,376	(175)	6.96%	4,536	(563)
Investment expenses	-0.12%	(141)	—	-0.16%	(179)	—

Total	6.53%	4,235	(175)	6.80%	4,357	(563)

(1)	Excludes investments of securities brokerage operations, securities trading operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses.

(3)	Prior period amounts are presented on a basis consistent with current reporting practices.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year ended December 31			2002				2003
2000	2001		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
4,227	6,119	Premiums	1,748	1,788	1,837	1,961	1,973	1,953	1,950
1,639	2,027	Policy charges and fee income	471	439	433	437	458	481	509
4,942	5,004	Net investment income	1,202	1,313	1,283	1,258	1,252	1,250	1,215
4,973	4,226	Commissions, investment management fees, and other income	1,071	1,024	986	968	894	1,059	695

15,781	17,376	Total revenues	4,492	4,564	4,539	4,624	4,577	4,743	4,369

		Benefits and Expenses (1):
5,058	6,925	Insurance and annuity benefits	1,838	1,912	1,913	2,130	2,107	1,983	2,023
1,618	1,670	Interest credited to policyholders’ account balances	414	415	434	444	418	421	424
448	326	Interest expense	53	48	49	45	42	42	59
(821)	(935)	Deferral of acquisition costs	(242)	(263)	(275)	(284)	(285)	(320)	(312)
469	538	Amortization of acquisition costs	139	179	263	158	160	142	150
7,561	7,685	General and administrative expenses	1,789	1,810	1,728	1,784	1,703	1,946	1,504

14,333	16,209	Total benefits and expenses	3,991	4,101	4,112	4,277	4,145	4,214	3,848

1,448	1,167	Adjusted operating income before income taxes	501	463	427	347	432	529	521

		Items excluded from adjusted operating income before income taxes:
(378)	(165)	Realized investment gains (losses), net, and related adjustments	(100)	(341)	(142)	(289)	(114)	9	(40)
(29)	26	Related charges	5	(4)	(1)	6	1	(20)	(6)

(407)	(139)	Total realized investment losses, net, and related charges and adjustments	(95)	(345)	(143)	(283)	(113)	(11)	(46)

—	—	Sales practices remedies and costs	—	—	—	(20)	—	—	—
(398)	58	Divested businesses	23	35	(14)	(59)	(4)	(410)	(36)
(143)	(588)	Demutualization costs and expenses	—	—	—	—	—	—	—

(948)	(669)	Total items excluded from adjusted operating income before income taxes	(72)	(310)	(157)	(362)	(117)	(421)	(82)

500	498	Income (loss) from continuing operations before income taxes	429	153	270	(15)	315	108	439
280	131	Income tax expense (benefit)	159	53	(108)	(21)	102	(1)	194

220	367	Income from continuing operations, after-tax	270	100	378	6	213	109	245

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, life insurance sales practices remedies and costs, and benefits and expenses of divested businesses, discontinued operations and demutualization costs and expenses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year ended December 31			2002				2003
2000	2001		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):

2,461	2,721	Premiums	722	763	769	869	824	822	779
1,479	1,647	Policy charges and fee income	395	377	375	377	389	408	441
1,330	1,378	Net investment income	342	350	360	367	360	366	349
256	210	Commissions, investment management fees, and other income	54	56	55	51	53	81	108

5,526	5,956	Total revenues	1,513	1,546	1,559	1,664	1,626	1,677	1,677

		Benefits and Expenses (1):

2,835	3,299	Insurance and annuity benefits	831	851	863	989	956	891	918
595	620	Interest credited to policyholders’ account balances	147	153	163	170	157	161	158
7	1	Interest expense	1	1	(1)	2	—	—	1
(430)	(418)	Deferral of acquisition costs	(96)	(123)	(117)	(116)	(112)	(149)	(161)
306	370	Amortization of acquisition costs	73	133	198	94	85	69	80
1,795	1,625	General and administrative expenses	374	382	377	388	377	469	498

5,108	5,497	Total benefits and expenses	1,330	1,397	1,483	1,527	1,463	1,441	1,494

418	459	Adjusted operating income before income taxes	183	149	76	137	163	236	183

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE

(in millions)

Year ended December 31			2002				2003
2000	2001		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):

270	387	Premiums	56	65	109	165	94	96	77
1,023	1,017	Policy charges and fee income	250	252	248	264	254	258	255
374	391	Net investment income	105	101	104	109	101	101	100
145	112	Commissions, investment management fees, and other income	29	34	31	30	32	28	32

1,812	1,907	Total revenues	440	452	492	568	481	483	464

		Benefits and Expenses (1):

640	699	Insurance and annuity benefits	129	128	152	283	173	178	193
131	137	Interest credited to policyholders’ account balances	33	36	37	37	36	38	39
10	—	Interest expense	—	—	(1)	—	(1)	(1)	—
(277)	(301)	Deferral of acquisition costs	(66)	(80)	(76)	(79)	(77)	(74)	(68)
172	232	Amortization of acquisition costs	53	63	92	71	67	49	56
1,023	858	General and administrative expenses	174	175	173	186	177	180	169

1,699	1,625	Total benefits and expenses	323	322	377	498	375	370	389

113	282	Adjusted operating income before income taxes	117	130	115	70	106	113	75

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS - INDIVIDUAL ANNUITIES

(in millions)

Year ended December 31			2002				2003
2000	2001		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
72	46	Premiums	9	21	14	15	19	15	17
284	242	Policy charges and fee income	56	56	48	46	44	108	135
471	440	Net investment income	100	102	108	108	107	115	110
86	73	Commissions, investment management fees, and other income	17	16	14	14	13	46	68

913	801	Total revenues	182	195	184	183	183	284	330

		Benefits and Expenses (1):
153	110	Insurance and annuity benefits	28	37	37	37	43	41	50
264	259	Interest credited to policyholders’ account balances	60	60	66	69	61	66	69
(2)	3	Interest expense	—	2	(1)	1	—	1	—
(142)	(99)	Deferral of acquisition costs	(28)	(35)	(34)	(25)	(27)	(65)	(85)
133	134	Amortization of acquisition costs	23	70	105	23	17	20	23
360	287	General and administrative expenses	70	78	80	63	66	156	195

766	694	Total benefits and expenses	153	212	253	168	160	219	252

147	107	Adjusted operating income before income taxes	29	(17)	(69)	15	23	65	78

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS - GROUP INSURANCE

(in millions)

Year ended December 31			2002				2003
2000	2001		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
2,119	2,288	Premiums	657	677	646	689	711	711	685
172	388	Policy charges and fee income	89	69	79	67	91	42	51
485	547	Net investment income	137	147	148	150	152	150	139
25	25	Commissions, investment management fees, and other income	8	6	10	7	8	7	8

2,801	3,248	Total revenues	891	899	883	913	962	910	883

		Benefits and Expenses (1):
2,042	2,490	Insurance and annuity benefits	674	686	674	669	740	672	675
200	224	Interest credited to policyholders’ account balances	54	57	60	64	60	57	50
(1)	(2)	Interest expense	1	(1)	1	1	1	—	1
(11)	(18)	Deferral of acquisition costs	(2)	(8)	(7)	(12)	(8)	(10)	(8)
1	4	Amortization of acquisition costs	(3)	—	1	—	1	—	1
412	480	General and administrative expenses	130	129	124	139	134	133	134

2,643	3,178	Total benefits and expenses	854	863	853	861	928	852	853

158	70	Adjusted operating income before income taxes	37	36	30	52	34	58	30

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year ended December 31			2002				2003
2000	2001		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
71	20	Premiums	8	21	10	38	14	8	1
78	80	Policy charges and fee income	19	19	15	18	18	19	17
2,627	2,460	Net investment income	563	600	567	568	556	553	516
4,689	4,008	Commissions, investment management fees, and other income	966	956	890	863	814	906	481

7,465	6,568	Total revenues	1,556	1,596	1,482	1,487	1,402	1,486	1,015

		Benefits and Expenses (1):
930	913	Insurance and annuity benefits	197	231	220	232	210	204	187
1,024	977	Interest credited to policyholders’ account balances	243	238	247	250	236	233	239
52	32	Interest expense	7	8	8	7	8	8	9
(92)	(60)	Deferral of acquisition costs	(14)	(14)	(8)	(8)	(7)	(8)	(6)
101	86	Amortization of acquisition costs	21	27	21	23	19	17	15
4,664	4,454	General and administrative expenses	998	1,014	943	948	863	955	488

6,679	6,402	Total benefits and expenses	1,452	1,504	1,431	1,452	1,329	1,409	932

786	166	Adjusted operating income before income taxes	104	92	51	35	73	77	83

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS - FINANCIAL ADVISORY SEGMENT

(in millions)

Year ended December 31			2002				2003
2000	2001		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
—	—	Premiums	—	—	—	—	—	—	—
—	—	Policy charges and fee income	—	—	—	—	—	—	—
262	225	Net investment income	42	42	31	33	27	26	—
3,046	2,487	Commissions, investment management fees, and other income	600	597	555	521	489	553	122

3,308	2,712	Total revenues	642	639	586	554	516	579	122

		Benefits and Expenses (1):
—	—	Insurance and annuity benefits	—	—	—	—	—	—	—
—	—	Interest credited to policyholders’ account balances	—	—	—	—	—	—	—
—	—	Interest expense	—	—	—	—	—	—	—
—	—	Deferral of acquisition costs	—	—	—	—	—	—	—
—	—	Amortization of acquisition costs	—	—	—	—	—	—	—
2,956	2,852	General and administrative expenses	635	645	601	583	541	600	120

2,956	2,852	Total benefits and expenses	635	645	601	583	541	600	120

352	(140)	Adjusted operating income before income taxes	7	(6)	(15)	(29)	(25)	(21)	2

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS - RETIREMENT SEGMENT

(in millions)

Year ended December 31			2002				2003
2000	2001		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
71	20	Premiums	8	21	10	38	14	8	1
78	80	Policy charges and fee income	19	19	15	18	18	19	17
2,307	2,148	Net investment income	506	545	519	520	517	515	498
168	146	Commissions, investment management fees, and other income	35	35	35	32	32	31	35

2,624	2,394	Total revenues	568	620	579	608	581	573	551

		Benefits and Expenses (1):
930	913	Insurance and annuity benefits	197	231	220	232	210	204	187
1,024	977	Interest credited to policyholders’ account balances	243	238	247	250	236	233	239
44	13	Interest expense	5	5	4	4	5	4	3
(15)	(12)	Deferral of acquisition costs	(4)	(2)	(3)	(3)	(2)	(3)	(2)
22	10	Amortization of acquisition costs	3	8	2	7	3	3	3
432	383	General and administrative expenses	90	90	85	85	76	87	82

2,437	2,284	Total benefits and expenses	534	570	555	575	528	528	512

187	110	Adjusted operating income before income taxes	34	50	24	33	53	45	39

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS

(in millions)

Year ended December 31			2002				2003
2000	2001		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
15	41	Premiums	2	(2)	(3)	—	(6)	(6)	—
(10)	(7)	Policy charges and fee income	—	(6)	(3)	(10)	(3)	(4)	(3)
824	683	Net investment income	139	182	161	138	143	126	138
(314)	(307)	Commissions, investment management fees, and other income	(47)	(81)	(27)	(25)	(47)	(15)	21

515	410	Total revenues	94	93	128	103	87	101	156

		Benefits and Expenses (1):
27	39	Insurance and annuity benefits	27	31	—	43	35	23	24
(3)	1	Interest credited to policyholders’ account balances	—	—	—	—	—	—	—
385	289	Interest expense	45	39	42	35	34	33	48
105	82	Deferral of acquisition costs	19	21	12	10	11	12	12
(84)	(82)	Amortization of acquisition costs	(20)	(25)	(21)	(19)	(18)	(15)	(14)
113	106	General and administrative expenses	13	(12)	(17)	35	7	49	54

543	435	Total benefits and expenses	84	54	16	104	69	102	124

(28)	(25)	Adjusted operating income before income taxes	10	39	112	(1)	18	(1)	32

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, life insurance sales practices remedies and costs, and benefits and expenses of divested businesses, discontinued operations and demutualization costs and expenses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

RECLASSIFIED SALES AND DEATH BENEFITS PER $1,000 OF IN FORCE INFORMATION - INDIVIDUAL LIFE

(in millions)

Year ended December 31		2002				2003
2001		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	INDIVIDUAL LIFE INSURANCE SALES (1):

	Excluding corporate-owned life insurance:
208	Variable life	43	39	32	31	26	26	20
21	Universal life	16	20	20	30	29	25	24
46	Term life	16	24	23	26	26	29	26

275	Total excluding corporate-owned life insurance	75	83	75	87	81	80	70
199	Corporate-owned life insurance	10	75	21	16	4	13	3

474	Total	85	158	96	103	85	93	73

	SALES BY DISTRIBUTION CHANNEL
	Life Insurance (1):
	Excluding corporate-owned life insurance:
213	Prudential Agents	56	64	57	61	58	58	53
62	Third party distribution	19	19	18	26	23	22	17
199	Corporate-owned life insurance	10	75	21	16	4	13	3

474	Total	85	158	96	103	85	93	73

	Death benefits per $1,000 of in force (2):
2.21	Variable and universal life	2.33	2.33	2.09	3.63	2.43	2.74	2.40
1.52	Term life	0.45	0.90	2.59	2.65	1.80	0.90	4.16
2.28	Total, Individual Life Insurance	2.01	2.12	2.32	3.50	2.40	2.53	3.10

(1)	See definition of Individual Life Insurance Sales on Page 47.

(2)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure that excludes realized investment gains, net of losses, and related charges and adjustments; and results of divested businesses and discontinued operations and life insurance sales practices remedies and costs and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and exclude these items as well. Adjusted operating income should not be viewed as a substitute for net income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The excluded items are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company's products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company's products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - General Corporate Purposes:

Amounts used for general corporate purposes include those used for cash flow timing mismatches at Prudential Financial, Prudential Financial’s investments in equity and debt securities of subsidiaries, and amounts utilized for regulatory capital purposes.

7. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services. For periods prior to July 1, 2003, also includes fair market value of assets in client accounts of Prudential Securities businesses combined into Wachovia Securities, LLC.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

14. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

16. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

17. Individual Life Insurance Sales:

Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.

18. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

20. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts.

21. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

KEY DEFINITIONS AND FORMULAS

22. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding unrealized gains and losses on investments.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 5.41% for the twelve months ended December 31, 2003, 3.95% for the twelve months ended December 31, 2002, 10.12% for the three months ended December 31, 2003, 0.37% for the three months ended December 31, 2002. 4.99% for the three months ended September 30, 2003, 2.19% for the three months ended June 30, 2003 and 4.44% for the three months ended March 31, 2003.

23. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

25. Prudential Agents:

Insurance agents in our insurance operations in the United States.

26. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

27. Ratio of corporate debt to total capitalization:

For purposes of this ratio, we measure “debt” as the sum of borrowings for general corporate purposes, excluding debt related to Equity Security Units, and 20% of the amount corresponding to contractual obligation of holders of Equity Security Units for purchase of Prudential Financial, Inc. Common Stock, and we measure “total capitalization” as the sum of equity excluding unrealized gains and losses on investments, corporate debt excluding Equity Security Units and the amount corresponding to contractual obligation of holders of Equity Security Units for purchase of Prudential Financial, Inc. Common Stock.

28. Redeemable Capital Securities:

Capital Trust Certificates of Prudential Financial Capital Trust I (element of Equity Security Units).

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2003

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of February 10, 2004

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A	A+	A1	AA-
PRUCO Life Insurance Company	A	A+	A1	NR*
PRUCO Life Insurance Company of New Jersey	A	A+	NR	NR
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	A+	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A	A2	NR
American Skandia Life Assurance Corporation	A	A+	NR	A+

CREDIT RATINGS: as of February 10, 2004
Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-2	P-2	F1
Long-Term Senior Debt	a-	A-	A3	A
Redeemable Capital Securities	a-	A-	A3	A

The Prudential Insurance Company of America :
Capital and surplus notes	a-	A-	A3	NR

Prudential Funding, LLC:
Commercial Paper	AMB-1	A-1	P-1	NR
Long-Term Senior Debt	a	A+	A2	NR

*	NR indicates not rated.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc. 751 Broad Street Newark, New Jersey 07102	Dial 877-998-ROCK for additional printed information or inquiries.

Web Site:

www.prudential.com

Publicly Traded Securities:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

Equity Security Units of Prudential Financial, Inc. are traded on the New York Stock Exchange under the symbol PFA.